UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-0523

The Dreyfus Fund Incorporated (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2009

FORM N-CSR

Item 1.	Reports to Stockholders.

The Dreyfus Fund Incorporated

SEMIANNUAL REPORT
June 30, 2009

Dreyfus
A BNY Mellon Company℠

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Dreyfus Fund Incorporated

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 2009, through June 30, 2009.

The severe recession and banking crisis that dominated the financial markets at the start of 2009 appear to have moderated as of mid-year. Previously frozen credit markets have thawed, giving businesses access to the capital they need to grow. After reaching multi-year lows in early March, equities staged an impressive rally, enabling most major stock market indices to end the six-month reporting period close to where they began.While the U.S. economy remains weak overall, we have seen encouraging evidence of potential recovery, including a recovering housing market and improvements within certain manufacturing sectors. Meanwhile, inflation has remained tame in the face of high unemployment and unused manufacturing capacity. Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the stock market’s 2009 rebound. Indeed, the market’s advance was led mainly by lower-quality stocks when investors developed renewed appetites for risk. We would prefer to see a steadier rise in stock prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could move the market lower. In uncertain markets such as this one, even the most seasoned investors can benefit from professional counsel. To determine how your investments should be positioned for the challenges and opportunities that lie ahead, we continue to stress that you talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation July 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through June 30, 2009, as provided by Sean P. Fitzgibbon, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended June 30, 2009, The Dreyfus Fund Incorporated produced a total return of 3.49%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, provided a total return of 3.19% for the same period.2

Although equities experienced recession-related declines in January and February 2009, they rebounded over the final four months of the reporting period as confidence returned to the financial markets. The fund weathered the market downturn in January and February relatively well and participated in the subsequent rally, delivering particularly strong performance in May and June 2009.As a result, the fund’s returns modestly exceeded those of its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund focuses on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. We select stocks based on how shares are priced relative to the underlying company’s perceived intrinsic worth, the sustainability or growth of earnings or cash flow, and the company’s financial health.

A Broadening Market Rally

After historically steep declines during the final months of 2008, equity markets continued to be driven lower in early 2009 by the global credit

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

crisis and a contracting global economy. By early March 2009, equity prices had hit multi-year lows, reflecting a heightened level of risk aversion among investors. However, credit conditions soon showed signs of improvement and economic fundamentals appeared poised to stabilize in the wake of massive remedial measures implemented by government and monetary authorities.With many analysts predicting a return to economic growth in late 2009 or early 2010, investors began to regain their appetites for risk, sparking a sustained market rally. Gains were initially concentrated among the market’s smaller, more volatile issues but, in May and June 2009, the rally broadened to include larger capitalization, higher-quality stocks with more positive underlying fundamentals.

Shifted From Defensive to Opportunistic Positioning

The fund benefited from a relatively defensive investment posture in early 2009. However, we were wary of many of the “safe haven” names and had little or no exposure to several widely held stocks, including Proctor & Gamble, Exxon Mobil, Johnson & Johnson and Abbott Labs, that we judged overpriced given prevailing economic conditions.This proved advantageous when disappointing news shook their premium valuations. As the reporting period progressed, the fund gradually shifted assets to more aggressive investment opportunities.These moves enhanced returns during the final two months of the period when the market rallied in anticipation of an economic recovery.

The fund realized its strongest performance relative to its benchmark in the consumer staples sector. Top holdings included dairy product maker Dean Foods, which the fund sold after the stock advanced in March 2009; and bottler Coca-Cola Enterprises, which rose as changes in industry competition dynamics helped strengthen their negotiating position with The Coca-Cola Company. In the energy sector, the fund emphasized companies more leveraged to the rising price of oil, including independent oil exploration-and-production companies, such as Occidental Petroleum and XTO Energy, and oil services providers, such as National Oilwell Varco. In the health care sector, winning stock selections included pharmaceutical company Schering Plough, which announced an attractive merger offer from Merck &

Co.; equipment maker Thermo Fischer Scientific; and biotechnology drug developerVertex Pharmaceuticals. In the consumer discretionary sector, investments appealing to cost-conscious consumers, such as Darden Restaurants and Family Dollar Stores, added value in early 2009, while more opportunistic moves into department store Macy’s and auto parts maker Autoliv contributed positively during the final months of the reporting period.

On a negative note, the fund’s most significant losses for the reporting period resulted from unfortunate timing in the sales of several positions prior to the March market rally. Notable examples included General Electric, Bank of America and Fifth Third Bancorp.Timing issues also undermined returns from International Business Machines, while company-specific problems drove declines in Delta Air Lines and Republic Services. Largely as a result of these individual disappointments, the fund’s performance lagged the benchmark in the industrials, information technology and financials sectors.

Positioned for Economic Recovery

As capital markets have stabilized and economic deterioration has slowed, we have increasingly positioned the fund to benefit from a return to economic growth. As of June 30, 2009, the fund holds overweighted positions in the consumer discretionary and information technology sectors.We also have found a relatively large number of attractive investments among biotechnology firms. In contrast, as of the end of the period, the fund held underweighted exposure to the traditionally defensive consumer staples sector.We also have allocated a relatively small percentage of assets to the telecommunications services sector, where industry fundamentals remain challenging in our view.

July 5, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from January 1, 2009 to June 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended June 30, 2009

Expenses paid per $1,000†	$4.09
Ending value (after expenses)	$1,034.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2009

Expenses paid per $1,000†	$4.06
Ending value (after expenses)	$1,020.78

† Expenses are equal to the fund’s annualized expense ratio of .81%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Fund 6

STATEMENT OF INVESTMENTS June 30, 2009 (Unaudited)

Common Stocks—99.8%	Shares	Value ($)
Consumer Discretionary—10.6%
Autoliv	247,080	7,108,492
Carnival	306,620	7,901,597
Home Depot	461,098	10,895,746
Kohl’s	187,610 [a]	8,020,328
Newell Rubbermaid	776,940	8,087,945
News, Cl. A	1,587,986	14,466,552
Omnicom Group	216,300	6,830,754
SK Equity Fund, LP (Units)	1.282 [c]	28,863
Staples	350,150	7,062,526
Target	146,220	5,771,303
Time Warner	347,182	8,745,515
		84,919,621
Consumer Staples—10.2%
Cadbury, ADR	177,856	6,118,246
Coca-Cola Enterprises	474,170	7,894,930
Colgate-Palmolive	197,634	13,980,629
CVS Caremark	190,324	6,065,626
Lorillard	96,970	6,571,657
PepsiCo	348,100	19,131,576
Philip Morris International	400,565	17,472,645
Whole Foods Market	234,220	4,445,496
		81,680,805
Energy—12.4%
Anadarko Petroleum	195,380	8,868,298
Chevron	296,470	19,641,138
ENI, ADR	204,260	9,683,967
ENSCO International	180,200	6,283,574
Exxon Mobil	77,937	5,448,576
Halliburton	252,912	5,235,278
Hess	88,920	4,779,450
Newfield Exploration	252,780 [a]	8,258,323
Occidental Petroleum	268,680	17,681,831
Williams Cos.	282,070	4,403,113
XTO Energy	242,865	9,262,871
		99,546,419

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—14.1%
Bank of America	1,167,620	15,412,584
BlackRock	47,800	8,385,076
Charles Schwab	358,800	6,293,352
CIGNA	336,120	8,097,131
First Horizon National	9,450 [a]	113,399
Franklin Resources	115,210	8,296,272
JPMorgan Chase & Co.	673,440	22,971,038
MetLife	259,990	7,802,300
Morgan Stanley	413,310	11,783,468
State Street	228,220	10,771,984
Wells Fargo & Co.	542,190	13,153,529
		113,080,133
Health Care—14.1%
AmerisourceBergen	219,340	3,891,092
Amgen	315,470 [a]	16,700,982
Boston Scientific	648,880 [a]	6,579,643
Covidien	162,365	6,078,945
Galen Partners II, LP (Units)	0.47 [c]	60,204
Gilead Sciences	170,340 [a]	7,978,726
Hospira	113,880 [a]	4,386,658
IMS Health	323,700	4,110,990
King Pharmaceuticals	414,520 [a]	3,991,828
Merck & Co.	150,720	4,214,131
Pfizer	1,053,130	15,796,950
Schering-Plough	376,710	9,462,955
Teva Pharmaceutical Industries, ADR	102,570	5,060,804
Universal Health Services, Cl. B	77,560	3,788,806
Vertex Pharmaceuticals	341,050 [a]	12,155,022
Wyeth	196,800	8,932,752
		113,190,488
Industrial—9.8%
Cummins	199,140	7,011,719

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Dover	260,630	8,624,247
FedEx	156,480	8,703,418
General Electric	473,390	5,548,131
Illinois Tool Works	169,550	6,330,997
KBR	275,535	5,080,865
Norfolk Southern	265,550	10,003,269
Parker Hannifin	173,700	7,462,152
Raytheon	212,260	9,430,712
Tyco International	409,215	10,631,406
		78,826,916
Information Technology—19.4%
Apple	150,896 [a]	21,492,117
Broadcom, Cl. A	238,010 [a]	5,900,268
Cisco Systems	820,593 [a]	15,295,854
Dolby Laboratories, Cl. A	155,930 [a]	5,813,070
EMC	696,150 [a]	9,119,565
Google, Cl. A	40,853 [a]	17,223,216
Intel	249,004	4,121,016
International Business Machines	102,010	10,651,884
Microsoft	1,006,730	23,929,972
Nokia, ADR	307,900	4,489,182
Oracle	650,648	13,936,880
QUALCOMM	263,726	11,920,415
Texas Instruments	392,800	8,366,640
Visa, Cl. A	6 1,000	3,797,860
		156,057,939
Materials—3.2%
Dow Chemical	235,880	3,807,103
E.I. du Pont de Nemours & Co.	327,440	8,389,013
Freeport-McMoRan Copper & Gold	199,790	10,011,477
Owens-Illinois	142,840 [a]	4,000,948
		26,208,541

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Telecommunication Services—2.3%
AT & T	563,700	14,002,308
Metropcs Communications	323,086 [a]	4,300,275
		18,302,583
Utilities—3.7%
American Electric Power	186,830	5,397,519
Dominion Resources	226,420	7,566,956
Mirant	308,430 [a]	4,854,688
Sempra Energy	239,230	11,872,985
		29,692,148
Total Common Stocks
(cost $812,495,682)		801,505,593

Other Investment—.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,474,000)	6,474,000 [b]	6,474,000

Total Investments (cost $818,969,682)	100.6%	807,979,593
Liabilities, Less Cash and Receivables	(.6%)	(4,608,231)
Net Assets	100.0%	803,371,362

ADR—American Depository Receipts

a Non-income producing security.
b Investment in affiliated money market mutual fund.
c Securities restricted as to public resale. Investment in restricted securities with aggregated market value assets of
$89,067 representing 0.01% of net assets (see below).

			Net
	Acquisition	Purchase	Assets
Issuer	Date	Price ($)†	(%)	Valuation ($)††

Galen Partners II, LP (Units)	5/1/96-1/3/97	946,446.00		127,987 per unit
SK Equity Fund, LP (Units)	3/8/95-9/18/96	298,059.01		22,511 per unit

†	Average cost per unit.
††	The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	19.4	Industrial	9.8
Financial	14.1	Utilities	3.7
Health Care	14.1	Materials	3.2
Energy	12.4	Telecommunication Services	2.3
Consumer Discretionary	10.6	Money Market Investment	.8
Consumer Staples	10.2		100.6

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	812,495,682	801,505,593
Affiliated issuers	6,474,000	6,474,000
Receivable for investment securities sold		4,746,046
Dividends and interest receivable		839,492
Receivable for shares of Common Stock subscribed		12,912
Prepaid expenses		14,287
		813,592,330
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		542,549
Cash overdraft due to Custodian		521,956
Payable for investment securities purchased		8,686,597
Payable for shares of Common Stock redeemed		289,939
Accrued expenses		179,927
		10,220,968
Net Assets ($)		803,371,362
Composition of Net Assets ($):
Paid-in capital		1,041,449,062
Accumulated undistributed investment income—net		2,599,600
Accumulated net realized gain (loss) on investments		(229,687,211)
Accumulated net unrealized appreciation
(depreciation) on investments		(10,990,089)
Net Assets ($)		803,371,362
Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		127,572,514
Net Asset Value, offering and redemption price per share ($)		6.30

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $189,741 foreign taxes withheld at source):
Unaffiliated issuers	9,123,926
Affiliated issuers	3,866
Total Income	9,127,792
Expenses:
Management fee—Note 3(a)	2,445,897
Shareholder servicing costs—Note 3(a)	469,730
Custodian fees—Note 3(a)	51,195
Prospectus and shareholders’ reports	30,924
Professional fees	30,129
Registration fees	13,654
Loan commitment fees—Note 2	9,898
Directors’ fees and expenses—Note 3(b)	7,517
Interest expense—Note 2	979
Miscellaneous	15,312
Total Expenses	3,075,235
Less—reduction in fees due to
earnings credits—Note 1(b)	(40,355)
Net Expenses	3,034,880
Investment Income—Net	6,092,912
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(130,812,799)
Net unrealized appreciation (depreciation) on investments	148,563,130
Net Realized and Unrealized Gain (Loss) on Investments	17,750,331
Net Increase in Net Assets Resulting from Operations	23,843,243

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations ($):
Investment income—net	6,092,912	17,001,903
Net realized gain (loss) on investments	(130,812,799)	(96,308,390)
Net unrealized appreciation
(depreciation) on investments	148,563,130	(442,846,597)
Net Increase (Decrease) in Net Assets
Resulting from Operations	23,843,243	(522,153,084)
Dividends to Shareholders from ($):
Investment income—net	(6,391,670)	(17,105,248)
Net realized gain on investments	—	(17,853,869)
Total Dividends	(6,391,670)	(34,959,117)
Capital Stock Transactions ($):
Net proceeds from shares sold	2,715,386	14,230,319
Dividends reinvested	5,453,027	30,303,933
Cost of shares redeemed	(38,124,447)	(99,201,040)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(29,956,034)	(54,666,788)
Total Increase (Decrease) in Net Assets	(12,504,461)	(611,778,989)
Net Assets ($):
Beginning of Period	815,875,823	1,427,654,812
End of Period	803,371,362	815,875,823
Undistributed investment income—net	2,599,600	2,898,358
Capital Share Transactions (Shares):
Shares sold	460,662	2,061,574
Shares issued for dividends reinvested	934,257	3,649,946
Shares redeemed	(6,690,215)	(12,076,322)
Net Increase (Decrease) in Shares Outstanding	(5,295,296)	(6,364,802)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
(Unaudited)		2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	6.14	10.25	10.48	10.28	10.25	9.56
Investment Operations:
Investment income—net[a]	.05	.13	.17	.14	.11	.11
Net realized and unrealized
gain (loss) on investments	.16	(3.98)	.65	1.43	.43	.69
Total from
Investment Operations	.21	(3.85)	.82	1.57	.54	.80
Distributions:
Dividends from
investment income—net	(.05)	(.13)	(.17)	(.14)	(.11)	(.11)
Dividends from net realized
gain on investments	—	(.13)	(.88)	(1.23)	(.40)	—
Total Distributions	(.05)	(.26)	(1.05)	(1.37)	(.51)	(.11)
Net asset value,
end of period	6.30	6.14	10.25	10.48	10.28	10.25
Total Return (%)	3.49[b]	(38.21)	7.89	15.58	5.28	8.46
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.82[c]	.76	.73	.74	.74	.75
Ratio of net expenses
to average net assets	.81[c]	.75	.73	.74[d]	.74	.75
Ratio of net investment
income to average
net assets	1.63[c]	1.48	1.60	1.35	1.13	1.18
Portfolio Turnover Rate	49.16[b]	76.31	44.08	54.66	58.50	66.66
Net Assets, end of period
($ x 1,000)	803,371	815,876	1,427,655	1,453,898	1,411,351	1,503,604

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the Fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic	776,064,327	—	—	776,064,327
Equity Securities—
Foreign	25,352,199	—	—	25,352,199
Mutual Funds	6,474,000	—	—	6,474,000
Private Equities	—	—	89,067	89,067
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

Investments in
Valuation Inputs	Securities ($)
Balance as of 12/31/2008	138,464
Realized gain (loss)	181,251
Change in unrealized appreciation (depreciation)	(193,357)
Net purchases (sales)	(37,291)
Transfers in and/or out of Level 3	—
Balance as of 6/30/2009	89,067

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $29,072,520 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008 was as follows: ordinary income $25,654,451 and long-term capital gains $9,304,666, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2009 was approximately $131,000 with a related weighted average annualized interest rate of 1.51%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion.

The Agreement also provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund’s average daily net assets for any full fiscal year. No expense reimbursement was required pursuant to the Agreement for the period ended June 30, 2009.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2009, the fund was charged $246,436 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an Affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2009, the fund was charged $40,355 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement to provide custodial services for the fund. During the period ended June 30, 2009, the fund was charged $51,195 pursuant to the custody agreement.

During the period ended June 30, 2009, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $438,747, custodian fees $18,132, chief compliance officer fees $1,670, and transfer agency per account fees $84,000.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2009, amounted to $370,024,874 and $399,526,617, respectively.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund adopted Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since the fund held no derivatives during the period ended June 30, 2009, FAS 161 disclosures did not impact the notes to the financial statements.

At June 30, 2009, accumulated net unrealized depreciation on investments was $10,990,089, consisting of $62,927,445 gross unrealized appreciation and $73,917,534 gross unrealized depreciation.

At June 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

NOTES

For More Information

The Dreyfus Fund Incorporated
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol: DREVX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2009, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

DREYFUS FUND INC

© 2009 Dreyfus Service Corporation

0026SA0609

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Fund Incorporated

By:	/s/ J. David Officer
J. David Officer,
President

Date:	August 12, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	August 12, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	August 12, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)